                               SECURITY AGREEMENT

                               (Chattel Mortgage)

         AGREEMENT made on January 28, 1999 under the laws of the State of New York, by and between INTERNET FINANCIAL SERVICES INC., a Delaware corporation, authorized to do business in the State of New York (the "Debtor"), whose business address is 33 West 17th Street, New York, New York 10011 and NEW YORK COMMUNITY INVESTMENT COMPANY L.L.C., a Delaware limited liability company with its office at 120 Broadway, New York, New York 10271 (the "Secured Party").

                                   WITNESSETH:

         To secure the payment of an indebtedness in the amount of $400,000., with interest at the rate of twelve (12%) percent per annum, for five (5) years, due from Debtor and A.B. Watley, Inc. to Secured Party, payable in the accordance with the terms of a certain promissory note executed in connection therewith, and also to secure any other indebtedness or liability of the Debtor to the Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of the Secured Party (all hereafter called the "obligations"), Debtor hereby grants and conveys to the Secured Party a security interest in, and mortgages to the Secured Party: (a) the property described in the schedule herein which the Debtor represents will be used primarily in business or other use; (b) all property, goods and chattels of the same classes as those scheduled, acquired by the Debtor subsequent to the execution of this agreement and prior to its termination; (c) the proceeds thereof, if any; (d) all increases, substitutions, replacements, additions, and accessions thereto (the foregoing (a), (b), (c), and (d) hereinafter called the "collateral").

         1.       Debtor warrants, covenants, and agrees as follows:

                  (a) To pay and perform all of the obligations secured by this agreement according to their terms.

                  (b) To defend the title to the collateral against all persons and against all claims and demands whatsoever, which collateral, except for the security interest granted hereby, is lawfully owned by the Debtor and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes, and assessments, except for New York Small Business Venture Fund LLC, G.E. Capital Corp. and the Debtor's clearing agents, Penson Financial Services Inc, and Weiss, Peck & Greer, L.L.C.

                  (c) On demand of the Secured Party to do the following: furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the collateral and pay all costs of filing in connection therewith.

                  (d) To retain possession of the collateral during the existence of this agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of same without the written consent of the Secured Party, except for purchase money security interests granted in the ordinary course of business.

                  (e) To keep the collateral at the location specified in the schedule and not to remove same (except in the usual course of business for temporary periods) without the prior written consent of the Secured Party, which shall not be unreasonably withheld.

                  (f) To keep the collateral free and clear of all liens, charges, encumbrances, taxes, and assessments, except New York Small Business Venture Fund LLC, G.E. Capital Corp. and the Debtor's clearing agents, Penson Financial Services Inc, and Weiss, Peck & Greer, L.L.C.

                  (g) To pay, when due, all taxes, assessments and license fees relating to the collateral.

                  (h) To keep the collateral, at Debtor's own cost and expense, in good repair and condition and available for inspection by the Secured Party at all reasonable times upon prior notice.

                  (i) To keep the collateral fully insured against loss by fire, theft, and other casualties, and to name Secured Party as a loss payee in the event of any loss, and Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the collateral and shall promptly file proofs of loss with insurers.

         2. The parties further agree:

                  (a) Waiver of or acquiescence in any default by the Debtor, or failure of the Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this agreement, shall not constitute a waiver of any subsequent or other default or failure.

                  (b) The Uniform Commercial Code shall govern the rights, duties, and remedies of the parties, and any provisions herein declared invalid under any law shall not invalidate any other provision of this agreement.

                  (c) The following shall constitute a default by the Debtor:
Failure to pay any installment called for in the promissory note of even date in the amount of $400,000. when due. Failure by Debtor to comply with or perform any provision of this agreement or any other agreement executed between Debtor and Secured Party. If any false or misleading representations or warranties are made or given by Debtor in connection with this agreement. Subjection of the collateral to levy or execution or other judicial process. Commencement of any insolvency proceeding by or against the Debtor beyond any cure provisions described in the Loan Agreement by and between Debtor and Secured Party of even date. Any reduction in the value of the collateral or any act of the Debtor which imperils the prospect of full performance or satisfaction of the Debtor's obligations herein.


                  (d) Upon any default of the Debtor, and at the option of the Secured Party, the obligations secured by this agreement shall immediately become due and payable in full without notice or demand, and the Secured Party shall have all the rights, remedies, and privileges with respect to repossession, retention, and sale of the collateral, and disposition of the proceeds accorded by the applicable sections of the Uniform Commercial Code respecting "Default". Upon any default and upon written demand, Debtor shall assemble the collateral and make it available to the Secured Party at the place and at the time designated in the demand. Upon any default, the Secured Party's reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the collateral, and for any other efforts to collect the debt secured hereby shall be chargeable to the Debtor. The Debtor shall remain liable for any deficiency resulting from a sale of the collateral and shall pay any such deficiency forthwith on written demand. If the Debtor shall default in the performance of any of the provisions of this agreement on the Debtor's part to be performed, Secured Party may perform same for the Debtor's account, and any monies expended in so doing shall be chargeable with interest to the Debtor and added to the indebtedness secured hereby.

                  (e) The Secured Party is hereby authorized to file a financing statement and any amendments, continuation statements or termination statements it may deem necessary, without the Debtor's signature, or by executing the Debtor's name thereto and for such limited purpose Debtor grants Secured Party, and its agents, a power of attorney to execute any such financing statements as may be necessary to perfect Secured Party's interest in the collateral. Notwithstanding the foregoing, the Secured Party shall have no obligation to comply with any recording, re-recording, filing, refiling or other legal requirements, necessary to establish or maintain the validity, priority, or enforceability of, or the Secured Party's right in and to the collateral or any part thereof.

                  (f) The terms, warranties, and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors, and assigns. The gender and number used in this agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural. This agreement my not be changed orally.

                  (g) All communications and notices hereunder shall be in writing and shall be deemed to have been duly given if sent by recognized overnight mail, with a copy to Hartman & Craven LLP, 460 Park Avenue, New York, New York 10022, Attn: Edward I. Tishelman, Esq. and Granoff, Walker & Forlenza, P.C., 747 Third Avenue, New York, New York 10017, Attention Ellen M. Walker, Esq., to the parties at the address first above written, or at such other place or places as the party addressed may have designated by written notice to the other.

                  (h) This agreement is being executed and delivered in the State of New York and shall be construed and enforced in accordance with the laws of that State.

                  (i) In the event that any word, sentence, paragraph or article of this agreement is found to be void or voidable, the balance of this agreement shall nevertheless be legal and binding with the same force and effect as though the void or voidable parts were deleted.

         IN WITNESS WHEREOF, the parties have respectively signed and sealed these presents the day and year first above written.

                           DEBTOR:

                           INTERNET FINANCIAL SERVICES INC.

                           By:   /s/ Robert Malin
                                 ----------------------------------
                                 Steven Malin,
                                 Chief Executive Officer

                           SECURED PARTY:

                           NEW YORK COMMUNITY INVESTMENT
                           COMPANY L.L.C.

                           By: /s/ Howard Sommer
                                 ----------------------------------
                                Howard Sommer, President

                SCHEDULE OF COLLATERAL TO SECURITY AGREEMENT MADE

                MADE BY INTERNET FINANCIAL SERVICES INC. IN FAVOR

                OF NEW YORK COMMUNITY INVESTMENT COMPANY L.L.C.

(a) All Debtor's right, title and interest in and to all inventory, accounts receivable, contract rights, instruments and all other obligations for the payment of monies due Debtor, machinery and equipment, whether now owned or existing, or hereafter created or acquired; (b) all property, goods and chattels of the same classes as the foregoing, acquired by the Debtor subsequent to the execution of the Security Agreement and prior to its termination; (c) the proceeds of the foregoing, if any; and (d) all increases, substitutions, replacements, additions and accessions to the foregoing. No security interest is granted in any of Debtor's general intangibles. For purposes hereof, the term "Security Agreement" refers to the Security Agreement dated January 28, 1999, between the Debtor and the Secured Party.